SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 27, 2001
                                                   --------------


                           ZIASUN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
          -------------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization


     000-27349                                          84-1376402
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(Commission File Number)                   (I.R.S. Employer Identification No.)

462 Stevens Avenue, Suite 106, Solana Beach, CA          92075
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(Address of principal executive offices)               (Zip Code)

                                 (858) 350-4060
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              (Registrant's telephone number, including area code)


                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     Sale of Momentum Asia Inc.
     --------------------------

     On April 27, 2001, the Registrant entered into a Share Purchase Agreement with Momentum Media Ltd. under which the Registrant would sell all the issued and outstanding shares of Momentum Asia, Inc. ("MAI") owned by the Registrant, in consideration of 200,000 restricted shares of the Registrant owned and held by Momentum Media, which shares have been canceled. MAI further agreed to transfer all shares of the Registrant that MIA owned, which shares have been canceled, and the Company paid Momentum Asia $50,000 to provide Momentum Asia working capital.

     The closing of the sale of MAI to Momentum Media Ltd., occurred on May 10, 2001.

     A copy of the Share Purchase Agreement dated April 27, 2001, relating to the above-described transaction, is attached as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c)  Exhibits.
          --------

     Exhibit
     Number    Description
     ------    -----------
      10.51    Share Purchase Agreement dated April 27, 2001, between
               ZiaSun Technologies, Inc. and Momentum Media Ltd.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                             ZIASUN TECHNOLOGIES, INC.
                                             (Registrant)


Date: May 11, 2001                           /S/ D. Scott Elder
                                             ----------------------------------
                                             By: D. Scott Elder
                                             Its:  Chairman of the Board and CEO


Date: May 14, 2001                           /S/ Allen D. Hardman
                                             -----------------------------------
                                             By: Allen D. Hardman
                                             Its:  President and COO

                                  EXHIBIT INDEX
                                  -------------

     Exhibit
     Number    Description
     ------    -----------
      10.51    Share Purchase Agreement dated April 27, 2001, between
               ZiaSun Technologies, Inc. and Momentum Media Ltd.